--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                  REGISTRATION STATEMENT (NO. 33-34494) UNDER
                           THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 15

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 16

                             VANGUARD INSTITUTIONAL
                                   INDEX FUND

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)


                                 P.O. BOX 2600


                             VALLEY FORGE, PA 19482

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE

                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE

            on April 26, 1999 pursuant to paragraph (a) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1998 ON --.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       VANGUARD INSTITUTIONAL INDEX FUND

                             CROSS REFERENCE SHEET


FORM N-1A
ITEM NUMBER                                                           LOCATION IN PROSPECTUS
    Item 1.   Front and Back Cover Pages...........................   Front and Back Cover Pages
    Item 2.   Risk/Return Summary: Investments, Risks, and
              Performance..........................................   Fund Profile
    Item 3.   Risk/Return Summary: Fee Table.......................   Fee Table
    Item 4.   Investment Objectives, Principal Investment
              Strategies, and Related Risks........................   A Word About Risk; Who Should Invest;
                                                                      Primary Investment Strategies
    Item 5.   Management's Discussion of Fund Performance..........   Herein incorporated by reference to
                                                                      Registrant's Annual Report to
                                                                      Shareholders dated December 31, 1998
                                                                      filed with the Securities and
                                                                      Exchange Commission's EDGAR system on
                                                                      --
    Item 6.   Management, Organization, and Capital
              Structure............................................   The Fund and Vanguard; Investment
                                                                      Adviser
    Item 7.   Shareholder Information..............................   Share Price; Dividends, Capital
                                                                      Gains, and Taxes; Investing with
                                                                      Vanguard
    Item 8.   Distribution Arrangements............................   Inside Front Cover Page
    Item 9.   Financial Highlights Information.....................   Financial Highlights
FORM N-1A                                                             LOCATION IN STATEMENT
ITEM NUMBER                                                           OF ADDITIONAL INFORMATION
   Item 10.   Cover Page and Table of Contents.....................   Cover Page; Table of Contents
   Item 11.   Fund History.........................................   Description of the Trust
   Item 12.   Description of the Fund and its Investments and
              Risks................................................   Description of the Trust; Investment
                                                                      Policies; Fundamental Investment
                                                                      Limitations
   Item 13.   Management of the Fund...............................   Management of the Trust
   Item 14.   Control Persons and Principal Holders
              of Securities........................................   Management of the Trust
   Item 15.   Investment Advisory and Other Services...............   Investment Advisory Services
   Item 16.   Brokerage Allocation and Other Practices.............   Portfolio Transactions
   Item 17.   Capital Stock and Other Securities...................   Description of the Trust
   Item 18.   Purchase, Redemption, and Pricing of Shares..........   Purchase of Shares; Redemption of
                                                                      Shares; Share Price
   Item 19.   Taxation of the Fund.................................   Description of the Trust
   Item 20.   Underwriters.........................................   Not Applicable
   Item 21.   Calculations of Performance Data.....................   Yield and Total Return
   Item 22.   Financial Statements.................................   Financial Statements

VANGUARD INSTITUTIONAL INDEX FUND
VANGUARD U.S. STOCK INDEX FUNDS

Prospectus
April 26, 1999

CONTENTS

 1   AN INTRODUCTION TO INDEX FUNDS

     FUND PROFILES

 2   Vanguard Institutional Index Fund



     Institutional and Institutional Plus Shares

 5   Vanguard Total Stock Market



     Index Fund Institutional Shares

 7   Vanguard Extended Market



     Index Fund Institutional Shares

 9   Vanguard Mid-Cap Index Fund Institutional Shares

11   Vanguard Small-Cap Index Fund
     Institutional Shares

13   Vanguard Value Index Fund Institutional Shares

15   Vanguard Small-Cap Value Index Fund



     Institutional Shares

17   Vanguard Growth Index Fund Institutional Shares

19   Vanguard Small-Cap Growth



     Index Fund Institutional Shares

21   MORE ON THE FUNDS

24   THE FUNDS AND VANGUARD

24   INVESTMENT ADVISER

25   YEAR 2000 CHALLENGE

25   DIVIDENDS, CAPITAL GAINS, AND TAXES

26   SHARE PRICE

27   FINANCIAL HIGHLIGHTS

30   INVESTING WITH VANGUARD

30   SERVICES AND ACCOUNT FEATURES

30   TYPES OF ACCOUNTS

31   BUYING SHARES

32   REDEEMING SHARES

35   TRANSFERRING REGISTRATION

35   FUND AND ACCOUNT UPDATES

35   MANDATORY CONVERSION TO INVESTOR SHARES

GLOSSARY (inside back cover)


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of certain Vanguard index funds. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide which Funds, if any, are the right investments for you. We suggest that you keep it for future reference.

OTHER CLASSES OF SHARES AND OTHER PROSPECTUSES

Vanguard currently offers nine U.S. stock index funds. Each of these funds, other than Vanguard 500 Index Fund, issues two classes of shares: Institutional Shares and Investor Shares. Institutional Shares are intended for persons that are investing at least $10 million and that generally do not require special employee benefit services. For those wishing to invest at least $10 million in an S&P 500 index fund and who generally do not require special employee benefit services, Vanguard offers the Vanguard Institutional Index Fund. This Fund issues: Institutional Shares for those investing less than $200 million, and Institutional Plus Shares for those investing $200 million or more.

   This prospectus describes the Institutional Shares offered by each of the Vanguard U.S. Stock Index Funds (other than Vanguard 500 Index Fund, which does not offer Institutional Shares) and the Institutional Shares and Institutional Plus Shares offered by Vanguard Institutional Index Fund. If you are interested in purchasing Investor Shares, please call Vanguard at 1-800-662-7447 (or 1-800-523-1036 if you will be purchasing through an employer-sponsored retirement plan).

   Note that the Funds' separate share classes have different expenses; as a result, their investment performance will vary.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   This prospectus provides information about Vanguard Institutional Index Fund and the Vanguard U.S. Stock Index Funds that offer Institutional Shares. After the introduction below, you'll find profiles that summarize key features of each Fund. Following the profiles, there is important additional information common to all of the Funds.

AN INTRODUCTION TO INDEX FUNDS

WHAT IS INDEXING?

An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. An index (or "passively managed") fund tries to match, as closely as possible, the performance of an established target index. The fund does this by holding all, or a representative sample, of the securities in the index.

   Index funds may seek to track indexes that hold a certain type of stock -- such as growth or value, small-cap or large-cap, or those from just one industry -- or they may seek to track indexes that consist of a broader range of stocks -- for example, the entire U.S. stock market.

   Index funds are not actively managed by investment advisers who buy and sell securities based on research and analysis, in an attempt to outperform the market as a whole. Rather, index funds simply mirror what the target index does, for better or worse.

WHY INVEST IN INDEX FUNDS?

Index funds appeal to many investors for a number of reasons:

-  Simplicity. Indexing is a straightforward market-matching strategy.

- Diversification. Indexes generally cover a wide variety of companies and industries.

- Relative performance predictability. An index fund is expected to closely parallel the performance of its target index.

- Low cost. Index funds do not have many of the expenses of an actively managed fund -- such as research -- and keep trading activity, and thus brokerage commissions, to a minimum.

- Low realization of capital gains. Because an index fund typically sells securities only to respond to redemption requests or to adjust the number of shares it holds to reflect a change in its target index, the fund's turnover rate -- and thus its realization of taxable capital gains -- is usually very low.

   KEEP IN MIND THAT AN INDEX FUND HAS OPERATING EXPENSES AND TRANSACTION COSTS; A MARKET INDEX DOES NOT. THEREFORE, AN INDEX FUND -- WHILE EXPECTED TO TRACK ITS TARGET INDEX AS CLOSELY AS POSSIBLE -- WILL TYPICALLY BE UNABLE TO MATCH THE PERFORMANCE OF THE INDEX EXACTLY.

   For more information about index funds, see "Indexing Methods" under MORE ON THE FUNDS.

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic effect on a fund's performance.

2


FUND PROFILE -- VANGUARD INSTITUTIONAL INDEX FUND
INSTITUTIONAL AND INSTITUTIONAL PLUS SHARES

The following profile summarizes key features of Vanguard Institutional Index Fund Institutional and Institutional Plus Shares.

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of a benchmark index that measures the investment return of large-capitalization stocks.

INVESTMENT STRATEGIES

The Fund employs a passive management strategy designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index, which is dominated by the stocks of large U.S. companies.

PRIMARY RISKS

- THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from other asset classes or the overall stock market. Large-capitalization stocks tend to go through cycles of doing better -- or worse -- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the performance of the Fund's Institutional Shares in each calendar year since the Fund's inception. (Performance information for the Institutional Plus Shares would have been substantially similar because both classes of shares are invested in the same portfolio securities; their returns differ only to the extent of the differences between the expenses of the two classes.) The table shows how the Fund's average annual returns for one and five calendar years and since inception (for Institutional Shares) and for one calendar year and since inception (for Institutional Plus Shares) compare with those of the index that the Fund seeks to track. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

                              ANNUAL TOTAL RETURNS

   During the period shown in the bar chart, the highest return for a calendar quarter was -% (quarter ended _____________ ) and the lowest return for a quarter was -% (quarter ended _____________ ).

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                             1 YEAR    5 YEARS  SINCE INCEPTION*
--------------------------------------------------------------------------------
Vanguard Institutional Index Fund
    Institutional Shares                        - %       - %          - %
    Institutional Plus Shares                   -         -            -
    S&P 500 Index                               -         -            -
--------------------------------------------------------------------------------
*July 31, 1990 for Institutional Shares; July 7, 1997 for Institutional Plus
Shares.
--------------------------------------------------------------------------------

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

SHAREHOLDER FEES* (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                None
Transaction Fees on Purchases:                                           None**
Sales Charge (Load) Imposed on Reinvested Dividends:                     None
Redemption Fees:                                                         None
Exchange Fees:                                                           None

INSTITUTIONAL SHARES

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
  Management Expenses:                                                    - %
  12b-1 Marketing Fees:                                                  None
  Other Expenses:                                                         - %

     TOTAL ANNUAL FUND OPERATING EXPENSES:                                - %

INSTITUTIONAL PLUS SHARES

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                      - %
12b-1 Marketing Fees:                                                    None
Other Expenses:                                                           - %

     TOTAL ANNUAL FUND OPERATING EXPENSES:                                - %

*Applies to both Institutional and Institutional Plus Shares.

**The Fund reserves the right to deduct a transaction fee, ranging from 0.08% to 0.20%, from purchases of shares.

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
                            1 YEAR       3 YEARS       5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Institutional Shares         $ -          $ -          $ -           $ -
Institutional Plus Shares      -            -            -             -
--------------------------------------------------------------------------------

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

4

FUND PROFILE--VANGUARD INSTITUTIONAL INDEX FUND INSTITUTIONAL AND INSTITUTIONAL PLUS SHARES (continued)

ADDITIONAL INFORMATION -- INSTITUTIONAL SHARES

DIVIDENDS AND CAPITAL GAINS
Dividends are paid quarterly in March, June, September, and December; capital gains, if any, are paid annually in December

INVESTMENT ADVISER
Vanguard Core Management Group,
Valley Forge, Pa., since inception

INCEPTION DATE
July 31, 1990

NET ASSETS AS OF DECEMBER 31, 1998
$ - billion

NEWSPAPER ABBREVIATION
  InstIdx

VANGUARD FUND NUMBER
094

CUSIP NUMBER
922040100

TICKER SYMBOL
VINIX

ADDITIONAL INFORMATION -- INSTITUTIONAL PLUS SHARES

DIVIDENDS AND CAPITAL GAINS
Dividends are paid quarterly in March, June, September, and December; capital gains, if any, are paid annually in December

INVESTMENT ADVISER
Vanguard Core Management Group, Valley Forge, Pa., since inception

INCEPTION DATE
July 7, 1997

NET ASSETS AS OF DECEMBER 31, 1998
$ - billion

NEWSPAPER ABBREVIATION
InstPlus

VANGUARD FUND NUMBER
854

CUSIP NUMBER
922040209

TICKER SYMBOL
VIIIX

FUND PROFILE -- VANGUARD TOTAL STOCK MARKET INDEX FUND
INSTITUTIONAL SHARES

The following profile summarizes key features of Vanguard Total Stock Market Index Fund Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.

INVESTMENT STRATEGIES

The Fund employs a passive management strategy designed to track the performance of the Wilshire 5000 Equity Index, which consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

PRIMARY RISK

THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in Institutional Shares of the Fund. The bar chart shows the Fund's performance in the one full calendar year since inception of the Institutional class of shares. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of the index that the Fund seeks to track. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

                              ANNUAL TOTAL RETURNS

   During the period shown in the bar chart, the highest return for a calendar quarter was % (quarter ended _____________ ) and the lowest return for a quarter was - % (quarter ended _____________ ).

------------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
------------------------------------------------------------------------------------
                                                            1 YEAR  SINCE INCEPTION*
------------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund Institutional Shares       %          %
Wilshire 5000 Index
------------------------------------------------------------------------------------
*July 7, 1997.
------------------------------------------------------------------------------------

6

Fund Profile--Vanguard Total Stock Market Index Fund Institutional Shares (continued)


FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

         SHAREHOLDER FEES (fees paid directly from your investment)
         Sales Charge (Load) Imposed on Purchases:                              None
         Transaction Fees on Purchases:                                         None*
         Sales Charge (Load) Imposed on Reinvested Dividends:                   None
         Redemption Fees:                                                       None
         Exchange Fees:                                                         None

         ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
         Management Expenses:                                                      %
         12b-1 Marketing Fees:                                                  None
         Other Expenses:                                                           %

            TOTAL ANNUAL FUND OPERATING EXPENSES:                                  %

         *The Fund reserves the right to deduct a transaction fee, ranging from 0.08% to 0.20%, from purchases of shares.

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
                1 YEAR            3 YEARS           5 YEARS          10 YEARS
--------------------------------------------------------------------------------
                  $                 $                 $                 $

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS
Dividends are paid quarterly in March, June, September, and December; capital gains, if any, are paid annually in December

INVESTMENT ADVISER
Vanguard Core Management Group,
Valley Forge, Pa., since inception

INCEPTION DATE
July 7, 1997

NET ASSETS AS OF DECEMBER 31, 1998
$   billion

NEWSPAPER ABBREVIATION
TotStIst

VANGUARD FUND NUMBER
855

CUSIP NUMBER
922908801

TICKER SYMBOL
VITSX

FUND PROFILE -- VANGUARD EXTENDED MARKET INDEX FUND
INSTITUTIONAL SHARES

The following profile summarizes key features of Vanguard Extended Market Index Fund Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of a benchmark index that measures the investment return of mid- and small-capitalization stocks.

INVESTMENT STRATEGIES

The Fund employs a passive management strategy designed to track the performance of the Wilshire 4500 Equity Index, a broadly diversified index of stocks of medium-size and small U.S. companies. The Wilshire 4500 Index contains all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index.

PRIMARY RISKS

- THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to investment style risk, which is the chance that returns from mid- or small-capitalization stocks will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better -- or worse -- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in Institutional Shares of the Fund. The bar chart shows the Fund's performance in the one full calendar year since inception of the Institutional class of shares. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of the index that the Fund seeks to track. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

-------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------

   During the period shown in the bar chart, the highest return for a calendar quarter was -% (quarter ended _____________ ) and the lowest return for a quarter was - -% (quarter ended _____________ ).

----------------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
----------------------------------------------------------------------------------------
                                                               1 YEAR   SINCE INCEPTION*
----------------------------------------------------------------------------------------
Vanguard Extended Market Index Fund Institutional Shares         - %           - %
Wilshire 4500 Index                                              -             -
----------------------------------------------------------------------------------------
*July 7, 1997.
----------------------------------------------------------------------------------------

8


FUND PROFILE-VANGUARD EXTENDED MARKET INDEX FUND INSTITUTIONAL SHARES
(continued)

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

         SHAREHOLDER FEES (fees paid directly from your investment)
         Sales Charge (Load) Imposed on Purchases:                              None
         Transaction Fees on Purchases:                                        0.25%*
         Sales Charge (Load) Imposed on Reinvested Dividends:                   None
         Redemption Fees:                                                       None
         Exchange Fees:                                                         None

         ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
         Management Expenses:                                                    - %
         12b-1 Marketing Fees:                                                  None
         Other Expenses:                                                         - %

            TOTAL ANNUAL FUND OPERATING EXPENSES:                                - %

*The transaction fee is deducted from all purchases (including exchanges from other Vanguard funds), but not from reinvested dividends and capital gains.

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
                1 YEAR            3 YEARS           5 YEARS          10 YEARS
--------------------------------------------------------------------------------
                  $ -               $ -               $ -               $ -
--------------------------------------------------------------------------------

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS
Paid annually in December

INVESTMENT ADVISER
Vanguard Core Management Group, Valley Forge, Pa., since inception

INCEPTION DATE
July 7, 1997

NET ASSETS AS OF DECEMBER 31, 1998
$ - billion

NEWSPAPER ABBREVIATION
Extndlst

VANGUARD FUND NUMBER
856

CUSIP NUMBER
922908884

TICKER SYMBOL
VIEIX

FUND PROFILE -- VANGUARD MID-CAP INDEX FUND INSTITUTIONAL SHARES

The following profile summarizes key features of Vanguard Mid-Cap Index Fund Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

INVESTMENT STRATEGIES

The Fund employs a passive management strategy designed to track the performance of the Standard & Poor's Mid-Cap 400 Index, which is made up of a group of medium-size U.S. companies.

PRIMARY RISKS

- THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from other asset classes or the overall stock market. Mid-capitalization stocks tend to go through cycles of doing better -- or worse -- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

Calendar year performance information (which helps an investor assess a fund's risk by showing the volatility of the fund's returns) is not yet available because the Fund was not in operation for a full calendar year as of the date of this prospectus.

FEES AND EXPENSES

The following table describes the fees you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are estimates based upon the expenses incurred in the partial fiscal year ended December 31, 1998.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                              None
Transaction Fees on Purchases:                                        0.25%*
Sales Charge (Load) Imposed on Reinvested Dividends:                   None
Redemption Fees:                                                       None
Exchange Fees:                                                         None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                              -%
12b-1 Marketing Fees:                                                           None
Other Expenses:                                                                   -%

   TOTAL ANNUAL FUND OPERATING EXPENSES:                                          -%

*The transaction fee is deducted from all purchases (including exchanges from other Vanguard funds), but not from reinvested dividends and capital gains.

   For accounts with current balances of less than $10,000, Vanguard will deduct an account maintenance fee ($10 each December) from your annual distribution of the Fund's dividends. If your distribution is less than the fee, fractional shares will be automatically redeemed to make up the difference.

10

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

                1 YEAR            3 YEARS           5 YEARS          10 YEARS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  $ -               $ -               $ -               $ -
--------------------------------------------------------------------------------

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS
Paid annually in December

INVESTMENT ADVISER
Vanguard Core Management Group, Valley Forge, Pa., since inception

INCEPTION DATE
May 21, 1998

NET ASSETS AS OF DECEMBER 31, 1998
$ - billion

NEWSPAPER ABBREVIATION
MidCpIst

VANGUARD FUND NUMBER
864

CUSIP NUMBER
922908835

TICKER SYMBOL
VMCIX

FUND PROFILE -- VANGUARD SMALL-CAP INDEX FUND
INSTITUTIONAL SHARES

The following profile summarizes key features of Vanguard Small-Cap Index Fund Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of a benchmark index that measures the investment return of small-capitalization stocks.

INVESTMENT STRATEGIES

The Fund employs a passive management strategy designed to track the performance of the Russell 2000 Index, which is made up of the stocks of smaller U.S. companies. The Russell 2000 Index is comprised of the 2,000 smallest companies out of the 3,000 largest U.S. companies.

PRIMARY RISKS

- THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from other asset classes or the overall stock market. Small-capitalization stocks tend to go through cycles of doing better -- or worse -- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in Institutional Shares of the Fund. The bar chart shows the Fund's performance in the one full calendar year since inception of the Institutional class of shares. The table shows how the Fund's average annual returns for one calendar year and since inception compare with those of the index that the Fund seeks to track. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

   During the period shown in the bar chart, the highest return for a calendar quarter was -% (quarter ended _____________ ) and the lowest return for a quarter was - -% (quarter ended _____________ ).

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                      1 YEAR    SINCE INCEPTION*
--------------------------------------------------------------------------------
Vanguard Small-Cap Index Fund Institutional Shares       - %          - %
Russell 2000 Index                                         -            -
--------------------------------------------------------------------------------
*July 7, 1997.
--------------------------------------------------------------------------------

12

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                       None
Transaction Fees on Purchases:                                                 0.50%*
Sales Charge (Load) Imposed on Reinvested Dividends:                            None
Redemption Fees:                                                                None
Exchange Fees:                                                                  None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                             - %
12b-1 Marketing Fees:                                                           None
Other Expenses:                                                                  - %

   TOTAL ANNUAL FUND OPERATING EXPENSES:                                         - %

*The transaction fee is deducted from all purchases (including exchanges from other Vanguard funds), but not from reinvested dividends and capital gains.

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
                1 YEAR            3 YEARS           5 YEARS          10 YEARS
--------------------------------------------------------------------------------
                  $ -               $ -               $ -               $ -
--------------------------------------------------------------------------------

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS
Paid annually in December

INVESTMENT ADVISER
Vanguard Core Management Group, Valley Forge, Pa., since inception

INCEPTION DATE
July 7, 1997

NET ASSETS AS OF DECEMBER 31, 1998
$ - billion

NEWSPAPER ABBREVIATION
SmCapIst

VANGUARD FUND NUMBER
857

CUSIP NUMBER
922908876

TICKER SYMBOL
VSCIX

FUND PROFILE -- VANGUARD VALUE INDEX FUND INSTITUTIONAL SHARES

The following profile summarizes key features of Vanguard Value Index Fund Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of a benchmark index that measures the investment return of large-capitalization value stocks.

INVESTMENT STRATEGIES

The Fund employs a passive management strategy designed to track the performance of the Standard & Poor's/BARRA Value Index, which includes those stocks of the S&P 500 Index with lower than average price/book ratios.

PRIMARY RISKS

- THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to investment style risk, which is the chance that returns from value stocks will trail returns from other asset classes or the overall stock market. Value stocks tend to go through cycles of doing better -- or worse -- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. Because calendar year performance information for the Fund's Institutional Shares is not yet available, the information presented in the bar chart and table reflects the performance of the Fund's Investor Shares (which are offered through a separate prospectus). Performance information for the Institutional Shares would have been substantially similar because both classes of shares are invested in the same portfolio of securities; their returns differ only to the extent of the difference between the expenses of the two classes.

   The bar chart shows the performance of the Fund's Investor Shares in each of the last ten calendar years. The table shows how the average annual returns for one, five, and ten calendar years of the Fund's Investor Shares compare with those of the index that the Fund seeks to track. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

NOTE: Return figures do not reflect the annual account maintenance fee of $10 for accounts with balances of less than $10,000.

   During the period shown in the bar chart, the highest return for a calendar quarter was -% (quarter ended _____________ ) and the lowest return for a quarter was - -% (quarter ended _____________ ).

14

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                         1 YEAR    5 YEARS     SINCE INCEPTION*
--------------------------------------------------------------------------------
Vanguard Value Index Fund                  - %       - %             - %
S&P/BARRA Value Index                        -         -               -
--------------------------------------------------------------------------------
*November 2, 1992.
--------------------------------------------------------------------------------

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                    None
Transaction Fees on Purchases:                                               None
Sales Charge (Load) Imposed on Reinvested Dividends:                         None
Redemption Fees:                                                             None
Exchange Fees:                                                               None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                          - %
12b-1 Marketing Fees:                                                        None
Other Expenses:                                                               - %

   TOTAL ANNUAL FUND OPERATING EXPENSES:                                      - %

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
                1 YEAR            3 YEARS           5 YEARS          10 YEARS
--------------------------------------------------------------------------------
                  $ -               $ -               $ -               $ -
--------------------------------------------------------------------------------

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS
Dividends are paid quarterly in March, June, September, and December; capital gains, if any, are paid annually in December

INVESTMENT ADVISER
Vanguard Core Management Group, Valley Forge, Pa., since inception

INCEPTION DATE
July 2, 1998

NET ASSETS AS OF DECEMBER 31, 1998
$ - billion

NEWSPAPER ABBREVIATION
ValueIst

VANGUARD FUND NUMBER
867

CUSIP NUMBER
922908850

TICKER SYMBOL
-

FUND PROFILE -- VANGUARD SMALL-CAP VALUE INDEX FUND
INSTITUTIONAL SHARES

The following profile summarizes key features of Vanguard Small-Cap Value Index Fund Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of a benchmark index that measures the investment return of small-capitalization value stocks.

INVESTMENT STRATEGIES

The Fund employs a passive management strategy designed to track the performance of the Standard & Poor's SmallCap 600/BARRA Value Index, which includes those stocks of the S&P SmallCap 600 Index with lower than average price/book ratios.

PRIMARY RISKS

- THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to investment style risk, which is the chance that returns from small-capitalization value stocks will trail returns from other asset classes or the overall stock market. Small-capitalization value stocks tend to go through cycles of doing better -- or worse -- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

Calendar year performance information (which helps an investor assess a fund's risk by showing the volatility of the fund's returns) is not yet available because the Fund was not in operation for a full calendar year as of the date of this prospectus.

FEES AND EXPENSES

The following table describes the fees you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are estimates based upon the expenses incurred in the partial fiscal year ended December 31, 1998.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                       None
Transaction Fees on Purchases:                                                 1.00%*
Sales Charge (Load) Imposed on Reinvested Dividends:                            None
Redemption Fees:                                                                None
Exchange Fees:                                                                  None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                             - %
12b-1 Marketing Fees:                                                           None
Other Expenses:                                                                  - %

   TOTAL ANNUAL FUND OPERATING EXPENSES:                                         - %

*The transaction fee is deducted from all purchases (including exchanges from other Vanguard funds), but not from reinvested dividends and capital gains.

16


FUND PROFILE -- VANGUARD SMALL-CAP VALUE INDEX FUND INSTITUTIONAL SHARES (continued)

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
                1 YEAR            3 YEARS           5 YEARS          10 YEARS
--------------------------------------------------------------------------------
                  $ -               $ -               $ -               $ -
--------------------------------------------------------------------------------

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS
Paid annually in December

INVESTMENT ADVISER
Vanguard Core Management Group, Valley Forge, Pa., since inception

INCEPTION DATE
May 21, 1998

NET ASSETS AS OF DECEMBER 31, 1998
$ - billion

NEWSPAPER ABBREVIATION
SmValIst

VANGUARD FUND NUMBER
865

CUSIP NUMBER
922908785

TICKER SYMBOL
-

FUND PROFILE -- VANGUARD GROWTH INDEX FUND INSTITUTIONAL SHARES

The following profile summarizes key features of Vanguard Growth Index Fund Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.

INVESTMENT STRATEGIES

The Fund employs a passive management strategy designed to track the performance of the Standard & Poor's/BARRA Growth Index, which includes those stocks of the S&P 500 Index with higher than average price/book ratios.

PRIMARY RISKS

- THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to investment style risk, which is the chance that returns from growth stocks will trail returns from other asset classes or the overall stock market. Growth stocks tend to go through cycles of doing better -- or worse -- than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. Because calendar year performance information for the Fund's Institutional Shares is not yet available, the information presented in the bar chart and table reflects the performance of the Fund's Investor Shares (which are offered through a separate prospectus). Performance information for the Institutional Shares would have been substantially similar because both classes of shares are invested in the same portfolio of securities; their returns differ only to the extent of the difference between the expenses of the two classes.

   The bar chart shows the performance of the Fund's Investor Shares in each of the last ten calendar years. The table shows how the average annual returns for one, five, and ten calendar years of the Fund's Investor Shares compare with those of the index that the Fund seeks to track. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
NOTE: Return figures do not reflect the annual account maintenance fee of $10 for accounts with balances of less than $10,000.
--------------------------------------------------------------------------------

   During the period shown in the bar chart, the highest return for a calendar quarter was -% (quarter ended _____________ ) and the lowest return for a quarter was - -% (quarter ended _____________ ).

18

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                         1 YEAR    5 YEARS    SINCE INCEPTION*
--------------------------------------------------------------------------------
Vanguard Growth Index Fund                 - %       - %            - %
S&P/BARRA Growth Index                       -         -              -
--------------------------------------------------------------------------------
*November 2, 1992.
--------------------------------------------------------------------------------

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                       None
Transaction Fees on Purchases:                                                  None
Sales Charge (Load) Imposed on Reinvested Dividends:                            None
Redemption Fees:                                                                None
Exchange Fees:                                                                  None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                             - %
12b-1 Marketing Fees:                                                           None
Other Expenses:                                                                  - %

   TOTAL ANNUAL FUND OPERATING EXPENSES:                                         - %

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
                1 YEAR            3 YEARS           5 YEARS          10 YEARS
--------------------------------------------------------------------------------
                  $ -               $ -               $ -               $ -
--------------------------------------------------------------------------------

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS
Dividends are paid quarterly in March, June, September, and December; capital gains, if any, are paid annually in December

INVESTMENT ADVISER
Vanguard Core Management Group, Valley Forge, Pa., since inception

INCEPTION DATE
May 14, 1998

NET ASSETS AS OF DECEMBER 31, 1998
$ - billion

NEWSPAPER ABBREVIATION
GrwthIst

VANGUARD FUND NUMBER
868

CUSIP NUMBER
922908868

TICKER SYMBOL
VIGIX

FUND PROFILE--VANGUARD SMALL-CAP GROWTH INDEX FUND INSTITUTIONAL SHARES

The following profile summarizes key features of Vanguard Small-Cap Growth Index Fund Institutional Shares.

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of a benchmark index that measures the investment return of small-capitalization growth stocks.

INVESTMENT STRATEGIES

The Fund employs a passive management strategy designed to track the performance of the Standard & Poor's SmallCap 600/BARRA Growth Index, which includes those stocks of the S&P SmallCap 600 Index with higher than average price/book ratios.

PRIMARY RISKS

- THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to investment style risk, which is the chance that returns from small-capitalization growth stocks will trail returns from other asset classes or the overall stock market. Small-capitalization growth stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION

Calendar year performance information (which helps an investor assess a fund's risk by showing the volatility of the fund's returns) is not yet available because the Fund was not in operation for a full calendar year as of the date of this prospectus.

FEES AND EXPENSES

The following table describes the fees you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are estimates based upon the expenses incurred in the partial fiscal year ended December 31, 1998.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                       None
Transaction Fees on Purchases:                                                 1.00%*
Sales Charge (Load) Imposed on Reinvested Dividends:                            None
Redemption Fees:                                                                None
Exchange Fees:                                                                  None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                             - %
12b-1 Marketing Fees:                                                           None
Other Expenses:                                                                  - %

   TOTAL ANNUAL FUND OPERATING EXPENSES:                                         - %

*The transaction fee is deducted from all purchases (including exchanges from other Vanguard funds), but not from reinvested dividends and capital gains.

20


FUND PROFILE--VANGUARD SMALL-CAP GROWTH INDEX FUND INSTITUTIONAL SHARES (continued)

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
                1 YEAR            3 YEARS           5 YEARS          10 YEARS
--------------------------------------------------------------------------------
                  $ -               $ -               $ -               $ -
--------------------------------------------------------------------------------

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS
Paid annually in December

INVESTMENT ADVISER
Vanguard Core Management Group, Valley Forge, Pa., since inception

INCEPTION DATE
May 21, 1998

NET ASSETS AS OF DECEMBER 31, 1998
$ - billion

NEWSPAPER ABBREVIATION
SmGthIst

VANGUARD FUND NUMBER
866

CUSIP NUMBER
922908819

TICKER SYMBOL
-

MORE ON THE FUNDS

The following sections discuss other important features of Vanguard Institutional Index Fund and the Vanguard U.S. Stock Index Funds.

INDEXING METHODS

In seeking to track a particular index, a fund generally uses one of two methods to select stocks.

   Some index funds hold each stock found in their target indexes in about the same proportions as represented in the indexes themselves. This is called a "replication" method. For example, if 5% of the S&P 500 Index were made up of the stock of a specific company, a fund tracking that index (such as the Institutional Index Fund) would invest about 5% of its assets in that company. The Institutional Index Fund and the Mid-Cap, Value, Small-Cap Value, Growth, and Small-Cap Growth Index Funds employ this method of indexing.

   Because it would be very expensive to buy and sell all of the stocks held in certain indexes (the Wilshire 5000 Index, for example, includes more than 7,200 stocks), funds tracking these larger indexes use a "sampling" technique. Using a sophisticated computer program, these funds select a representative sample of stocks from their target index that will resemble the full index in terms of industry weightings, market capitalization, price/earnings ratio, dividend yield, and other characteristics. For instance, if 10% of the Wilshire 5000 Index were made up of utility stocks, the Total Stock Market Index Fund would invest about 10% of its assets in some--but not all--of those utility stocks. The particular utility stocks selected by the Fund, as a group, would have investment characteristics similar to those of the utility stocks in the Index. The Total Stock Market, Extended Market, and Small-Cap Index Funds employ this method of indexing.

   The following table shows the number of stocks held by each of the Funds as of December 31, 1998.

-----------------------------------------------------------------------------------------
         FUND                   NUMBER OF STOCKS HELD    NUMBER OF STOCKS IN TARGET INDEX
-----------------------------------------------------------------------------------------
Institutional Index
Total Stock Market
Extended Market
Mid-Cap
Small-Cap
Value
Small-Cap Value
Growth
Small-Cap Growth
-----------------------------------------------------------------------------------------

                                PLAIN TALK ABOUT

                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, book value, and dividends. Value funds generally emphasize companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.

22


ADDITIONAL RISK INFORMATION

[FLAG] EACH FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the S&P 500 Index, which--in addition to being the target index for the Institutional Index Fund--is a widely used barometer of stock market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                     U.S. STOCK MARKET RETURNS (1926-1998)
--------------------------------------------------------------------------------
                                  1 YEAR      5 YEARS     10 YEARS     20 YEARS
--------------------------------------------------------------------------------
Best                               54.2%       24.1%        19.9%        17.7%
Worst                             -43.1       -12.4         -0.8          3.1
Average                            13.1        10.7         11.0         11.0
--------------------------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.7%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 24.1% (from 1994 through 1998). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or any of the Funds in particular.

   Keep in mind that the S&P 500 Index tracks mainly large-capitalization stocks. Historically, the mid- and small-cap stocks of the Wilshire 4500, S&P MidCap 400, and Russell 2000 Indexes (the target indexes for the Extended Market, Mid-Cap, and Small-Cap Index Funds, respectively) have been more volatile than--and at times have performed quite differently from--the large-cap stocks of the S&P 500 Index.

   Even indexes that are subsets of the S&P 500 Index--such as the S&P/BARRA Value Index and the S&P/BARRA Growth Index (the target indexes for the Value and Growth Index Funds)--will not perform in the same way as the broader S&P 500 Index. Historically, stocks of the S&P/BARRA Value Index have been less volatile than the stocks found in the broader S&P 500 Index; stocks of the S&P/BARRA Growth Index, on the other hand, have displayed somewhat greater short-term volatility than the S&P 500 Index's stocks. Historical performance aside, however, both value and growth stocks have the potential at times to be more volatile than the broader market.

[FLAG] THE FUNDS ARE ALSO SUBJECT, IN VARYING DEGREES, TO INVESTMENT STYLE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM A SPECIFIC TYPE OF STOCK (FOR INSTANCE, SMALL-CAP OR VALUE) WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. EACH TYPE OF STOCK TENDS TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

TRANSACTION FEES AND ACCOUNT MAINTENANCE

Some of Vanguard's index funds charge a transaction fee on purchases of fund shares to offset the higher costs of trading certain securities, particularly small-company stocks. The transaction fee ensures that these higher costs are

                                PLAIN TALK ABOUT

                            LARGE-CAP, MID-CAP, AND
                                SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stock--can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a market value of less than $1 billion.

borne by the investors making the transactions--and not by shareholders already in the fund. Without transaction fees, an index fund would have trouble tracking its target index.

   In addition, most of Vanguard's index funds charge an account maintenance fee on accounts under $10,000 to divide the costs of maintaining accounts equitably among shareholders.

   At Vanguard, fees are paid directly into the fund itself (unlike the sales charge or load imposed by many fund companies, which ends up in the pocket of the sponsor, adviser, or sales representative).

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Institutional Index Fund and the Vanguard U.S. Stock Index Funds have adopted the following policies, among others, designed to discourage short-term trading:

- Each Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- Five of the Funds (Extended Market, Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth) charge a transaction fee on purchases.

- There is a limit on the number of times you can exchange into and out of a Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-  Telephone and online exchanges are not permitted for non-IRA accounts.

   THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THESE FUNDS IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although each Fund seeks to invest for the long term, the Funds retain the right to sell securities regardless of how long the securities have been held. Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Because of this, the turnover rate for the Funds has been extremely low, with averages over the past five years (or since inception) ranging from 2% for the Total Stock Market Index Fund to 29% for the Small-Cap Index Fund. (A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.) The turnover rate of each Fund for each of the last five years (or since inception of the applicable share class, if shorter) is shown in the FINANCIAL HIGHLIGHTS section of this prospectus.

INVESTMENT POLICIES

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued or for any other reason determined in good faith by the Fund's Board of Trustees. In every such instance, the substitute index will measure the same general market (large-, mid-, or small-cap, growth, or value) as the current index.

   Each Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or a representative sample, of the stocks that comprise the index it tracks. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.

                                PLAIN TALK ABOUT

                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for passively managed domestic equity index funds investing in common stocks is roughly -%; for all domestic stock funds, the average turnover rate is approximately -%, according to Morningstar, Inc.

24

   Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds generally are managed without regard to tax ramifications.

   To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Funds may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives.

   Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts which each party agrees to make payments to the other based on the return of a specified index or asset).

   For this reason, the Funds will not use futures, options, warrants, convertible securities, or swap agreements for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures contracts in which any Fund acquires an interest cannot exceed 20% of that Fund's total assets.

   The reasons for which a Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

THE FUNDS AND VANGUARD

Vanguard U.S. Stock Index Funds are members of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $- billion.* All of the funds that are members of The Vanguard Group share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the member funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

*Vanguard Institutional Index Fund is not a member of The Vanguard Group, but is administered by Vanguard and pays Vanguard a fee to provide management, advisory, marketing, and other services.

INVESTMENT ADVISER

Vanguard Core Management Group (the "Group"), P.O. Box 2600, Valley Forge, PA 19482, provides advisory services to the Funds.

   Under the terms of a service and advisory agreement, Vanguard pays for all of the Institutional Index Fund's expenses (except taxes and brokerage commissions). In exchange, the Fund pays Vanguard a monthly management fee based on an annual rate of 0.06% of the average daily net assets of the Institutional Shares and 0.025% of the average daily net assets of the Institutional Plus Shares.

   Each of the Vanguard U.S. Stock Index Funds receives advisory services from Vanguard on an at-cost basis. For the fiscal year ended December 31, 1998, the Institutional Share classes of those Funds paid fees for these services at an effective annual rate (applied to the average daily net assets of each Fund) of -% for the Total Stock Market Index Fund; -% for the Extended Market Index Fund; and -% for the Small-Cap Index Fund. As of the date of this prospectus, the Institutional Share classes of the Mid-Cap, Value, Small-Cap Value, Growth, and Small-Cap Growth Index Funds had not existed for a full fiscal year; if they had, it is estimated that they would have paid advisory fees (applied to average daily net assets) of -%, -%, -%, -%, and -%, respectively.

                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

                                PLAIN TALK ABOUT

                               THE FUNDS' ADVISER

Vanguard Core Management Group provides investment advisory services to many Vanguard funds. As of December 31, 1998, the Group managed more than $- billion in total assets. The individual responsible for overseeing each Fund's investments is:

   GEORGE U. SAUTER, Managing Director of Vanguard; has worked in investment management since 1985; with Vanguard since 1987; A.B., Dartmouth College; M.B.A., University of Chicago.

   The Funds have authorized the Group to choose brokers or dealers to handle the purchase and sale of securities for the Funds, and to get the best available price and most favorable execution from these brokers with respect to all transactions. Also, the Funds may direct the Group to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.

YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

   The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

   In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Funds' operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

   However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on a Fund's business, operations, or financial condition. Additionally, a Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Funds distribute to shareholders virtually all of their net income (interest and dividends less expenses) as well as any capital gains realized from the sale of their holdings. Income distributions for the Total Stock Market, 500, Value, and Growth Index Funds generally occur in March, June, September, and December; income distributions for the Extended Market, Mid-Cap, Small-Cap, Small-Cap Value, and Small-Cap Growth Index Funds generally occur in December. Capital gains distributions for all nine Funds generally occur in December. In addition, the Funds may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

   You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of a Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December -- if paid to you by the end of January -- are taxed as if they had been paid to you in December.

   Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.

26

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

- The dividends and short-term capital gains that you receive are considered ordinary income for tax purposes.

- Any distributions of net long-term capital gains by a Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.

- Although the Funds do not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of their ordinary investment activities. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

   The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.) You should consult your tax adviser about the tax consequences of an investment in one or more of the Funds.

   IMPORTANT NOTE: By law, each Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                         TOTAL ASSETS   -   LIABILITIES
                                         ------------------------------
                NET ASSET VALUE    =      NUMBER OF SHARES OUTSTANDING

   Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

   A NOTE ON PRICING: A Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Funds' Board of Trustees.

   Each Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Index Funds." Different newspapers use different abbreviations for each Fund, but the most common are INSTLDX, INSTPLUS, TOTSTLST, EXTNDLST, MIDCPLST, SMCAPLST, VALUELST, SMVALLST, GRWTHLST, AND SMGTHLST.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or since inception*, and certain information reflects financial results for a single Fund share in each case. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report -- along with the Funds' financial statements -- is included in the Institutional Index Fund's and the U.S. Stock Index Funds' most recent annual reports to shareholders. You may have the annual reports for the Institutional Index Fund and the U.S. Stock Index Funds sent to you without charge by contacting Vanguard.

*Because the Mid-Cap, Small-Cap Value, and Small-Cap Growth Index Funds did not begin operations -- and thus offering Institutional Shares -- until May 21, 1998, tables are not included for these Funds; in addition, because the Growth and Value Index Funds did not begin offering Institutional Shares until May 14, 1998, and July 2, 1998, respectively, tables are not included for these Funds.

                                                                                VANGUARD INSTITUTIONAL INDEX FUND
                                                                                      INSTITUTIONAL SHARES
                                                                                     YEAR ENDED DECEMBER 31,
                                                            1998               1997             1996            1995           1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             -        $     68.86      $     57.93     $     43.22    $     44.20
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        -              1.391             1.38            1.28           1.23
  Net Realized and Unrealized Gain (Loss)
     on Investments                                            -             21.415            11.90           14.86           (.66)
                                                            ------------------------------------------------------------------------
   Total from Investment Operations                            -             22.806           13.28           16.14            .57
                                                            ------------------------------------------------------------------------
DISTRIBUTIONS

  Dividends from Net Investment Income                         -             (1.391)           (1.36)          (1.27)         (1.21)
  Distributions from Realized Capital Gains                    -              (.715)            (.99)           (.16)          (.34)
                                                            ------------------------------------------------------------------------
   Total Distributions                                         -             (2.106)           (2.35)          (1.43)         (1.55)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   -        $     89.56      $     68.86     $     57.93    $     43.22
====================================================================================================================================
TOTAL RETURN                                                   -              33.36%           23.06%          37.60%          1.31%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Year (Millions)                            -       $    15,348      $    11,426     $     6,674    $     3,265
  Ratio of Total Expenses to Average Net Assets                 -              0.06%            0.06%           0.06%          0.07%
  Ratio of Net Investment Income to Average Net Assets          -              1.77%            2.18%           2.49%          2.80%
  Turnover Rate*                                                -                 7%               9%              4%            23%
------------------------------------------------------------------------------------------------------------------------------------

*Turnover rates excluding in-kind redemptions were 6%, 9%, 4%, 19%, and 3%, respectively.

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Total Stock Market Index Fund Institutional Shares as an example. The Fund began fiscal 1998 with a net asset value (price) of $- per share. During the period, the Fund earned $- per share from investment income (interest and dividends) and $- per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

   Shareholders received $- per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

   The earnings ($- per share) minus the distributions ($- per share) resulted in a share price of $- at the end of the period. This was an increase of $- per share (from $- at the beginning of the period to $- at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was -% for the period.

   As of December 31, 1998, the Fund had $- billion in net assets. For the year, its expense ratio was -% ($- per $1,000 of net assets); and its net investment income amounted to -% of its average net assets. It sold and replaced securities valued at -% of its net assets.

28

--------------------------------------------------------------------------------------------------
                                                           VANGUARD INSTITUTIONAL INDEX FUND
                                                               INSTITUTIONAL PLUS SHARES
                                                          YEAR ENDED                    JUL. 7* TO
                                                   DECEMBER 31, 1998                 DEC. 31, 1997
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               -                 $       84.91
--------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           -                          .681
   Net Realized and Unrealized Gain (Loss) on Investments          -                         5.455
                                                                 ---------------------------------
      Total from Investment Operations                             -                         6.136
                                                                 ---------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            -                         (.866)
   Distributions from Realized Capital Gains                       -                         (.620)
                                                                 ---------------------------------
      Total Distributions                                          -                        (1.486)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     -                 $       89.56
==================================================================================================

TOTAL RETURN                                                       -                          7.29%
==================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                             -                 $       3,488
  Ratio of Total Expenses to Average Net Assets                    -                         0.025%**
  Ratio of Net Investment Income to Average Net Assets             -                          1.72%**
  Turnover Rate                                                    -                             7%+
--------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.
 +Turnover rate excluding in-kind redemptions was 6%.


--------------------------------------------------------------------------------------------------
                                                         VANGUARD TOTAL STOCK MARKET INDEX FUND
                                                                   INSTITUTIONAL SHARES
                                                          YEAR ENDED                    JUL. 7* TO
                                                   DECEMBER 31, 1998                 DEC. 31, 1997
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               -                 $      21.27
--------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           -                         .172
   Net Realized and Unrealized Gain (Loss) on Investments          -                        1.642
                                                                 ---------------------------------
      Total from Investment Operations                             -                        1.814
                                                                 ---------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            -                        (.214)
   Distributions from Realized Capital Gains                       -                        (.230)
                                                                 ---------------------------------
      Total Distributions                                          -                        (.444)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     -                 $      22.64
=================================================================================================

TOTAL RETURN                                                       -                         8.60%
=================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                             -                 $      1,504
  Ratio of Total Expenses to Average Net Assets                    -                         0.10%**
  Ratio of Net Investment Income to Average Net Assets             -                         1.70%**

  Turnover Rate                                                    -                            2%
--------------------------------------------------------------------------------------------------

 *Inception.
**Annualized.

--------------------------------------------------------------------------------------------------
                                                           VANGUARD EXTENDED MARKET INDEX FUND
                                                                   INSTITUTIONAL SHARES
                                                          YEAR ENDED                    JUL. 7* TO
                                                   DECEMBER 31, 1998                 DEC. 31, 1997
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               -                 $     29.28
--------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           -                        .200
   Net Realized and Unrealized Gain (Loss) on Investments          -                       3.191
                                                                ----------------------------------
      Total from Investment Operations                             -                       3.391
                                                                ----------------------------------

DISTRIBUTIONS
   Dividends from Net Investment Income                            -                       (.371)
   Distributions from Realized Capital Gains                       -                      (1.540)
                                                                ----------------------------------
      Total Distributions                                          -                      (1.911)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     -                 $     30.76
==================================================================================================

TOTAL RETURN**                                                     -                       11.82%
==================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                             -                 $       415
  Ratio of Total Expenses to Average Net Assets                    -                        0.10%+
  Ratio of Net Investment Income to Average Net Assets             -                        1.43%+
  Turnover Rate                                                    -                          15%++
--------------------------------------------------------------------------------------------------

 *Inception.
**Total return does not reflect transaction fees on purchases (0.25% from November 3, 1997, through December 31, 1997; 0.5% from inception through October 31, 1997).
 +Annualized.
++Turnover rate excluding in-kind redemptions was 14%.

--------------------------------------------------------------------------------------------------
                                                               VANGUARD SMALL-CAP INDEX FUND
                                                                   INSTITUTIONAL SHARES
                                                          YEAR ENDED                    JUL. 7* TO
                                                   DECEMBER 31, 1998                 DEC. 31, 1997
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               -                 $     22.56
--------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           -                        .158
   Net Realized and Unrealized Gain (Loss) on Investments          -                       2.370
                                                                ----------------------------------
      Total from Investment Operations                             -                       2.528
                                                                ----------------------------------

DISTRIBUTIONS
   Dividends from Net Investment Income                            -                       (.288)
   Distributions from Realized Capital Gains                       -                      (1.050)
                                                                ----------------------------------
      Total Distributions                                          -                      (1.338)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     -                 $     23.75
==================================================================================================

TOTAL RETURN**                                                     -                       11.42%
==================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                             -                 $       137
  Ratio of Total Expenses to Average Net Assets                    -                        0.12%+
  Ratio of Net Investment Income to Average Net Assets             -                        1.52%+

  Turnover Rate                                                    -                          29%
--------------------------------------------------------------------------------------------------

 *Inception.
**Total return does not reflect the 0.5% transaction fee on purchases.
 +Annualized.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"S&P MidCap 400," and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Vanguard U.S.Stock Index Funds, Vanguard Institutional Index Fund, and The Vanguard Group. These mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Funds. "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

30

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information?

   Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

   The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOK]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.

TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)

Automatically set up for these Funds unless you notify us otherwise.

VANGUARD AUTOMATIC EXCHANGE SERVICE(TM) [BOOK]

Automatic method for moving a fixed amount of money from one Vanguard fund account to another.

VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 (ON-BOARD) [BOOK]

Toll-free 24-hour access to Vanguard fund and account information -- as well as some transactions -- by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.

ACCESS VANGUARD(TM) www.vanguard.com [COMPUTER]

You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:

-  Open a new account.*

-  Buy, sell, or exchange shares of most funds.

-  Change your name/address.

- Add/change fund options (including dividend options, bank instructions, checkwriting, and Vanguard Automatic Exchange Service).

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.

SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102

Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks.

TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.

FOR ONE OR MORE PEOPLE

Open an account in the name of one (individual) or more (joint tenants) people.

FOR HOLDING PERSONAL TRUST ASSETS [BOOK]

Invest assets held in an existing personal trust.

FOR AN ORGANIZATION

Open an account as a corporation, partnership, endowment, foundation, or other entity.

A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS

You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.

BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value. You may convert Institutional Shares of the Institutional Index Fund into Institutional Plus Shares, or may convert Investor Shares of any U.S. Stock Index Fund into Institutional Shares provided that you meet the minimum initial investment requirements for such Shares.

MINIMUM INVESTMENT TO . . .

open a new account
$10 million

add to an existing account
$100 by mail or exchange; $1,000 by wire.

BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT [GRAPHIC]

Call your assigned Service Associate to arrange your wire transaction.

Wire to:
FRB ABA 021001088
Marine Midland Bank, New York

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Institutional Index Fund - 94
Vanguard Institutional Index Fund Institutional Plus Shares - 854 Vanguard Total Stock Market Index Fund Institutional Shares - 855 Vanguard Extended Market Index Fund Institutional Shares - 856 Vanguard Mid-Cap Index Fund Institutional Shares - 864
Vanguard Small-Cap Index Fund Institutional Shares - 857
Vanguard Value Index Fund Institutional Shares - 867
Vanguard Small-Cap Value Index Fund Institutional Shares - 865 Vanguard Growth Index Fund Institutional Shares - 868
Vanguard Small-Cap Growth Index Fund Institutional Shares - 866 [Account number, or temporary number for a new account] [Registered account owner/s]
[Registered address]

BY MAIL TO . . . [ENVELOPE GRAPHIC]
open a new account
Complete and sign the application form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

32

Make your check payable to: The Vanguard Group (insert appropriate Fund number;
     see below)
Vanguard Institutional Index Fund - 94
Vanguard Institutional Index Fund Institutional Plus Shares - 854
Vanguard Total Stock Market Index Fund Institutional Shares - 855
Vanguard Extended Market Index Fund Institutional Shares - 856
Vanguard Mid-Cap Index Fund Institutional Shares - 864
Vanguard Small-Cap Index Fund Institutional Shares - 857
Vanguard Value Index Fund Institutional Shares - 867
Vanguard Small-Cap Value Index Fund Institutional Shares - 865
Vanguard Growth Index Fund Institutional Shares - 868
Vanguard Small-Cap Growth Index Fund Institutional Shares - 866

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       100 Vanguard Boulevard
Valley Forge, PA 19482-2900         Malvern, PA 19355

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

BY TELEPHONE TO . . . [TELEPHONE GRAPHIC] open a new account
Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

add to an existing account
Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

Vanguard Tele-Account               Your assigned
1-800-662-6273                      Service Associate

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.

You can redeem (that is, sell or exchange) shares purchased by check. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

A NOTE ON LARGE PURCHASES

It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.

REDEEMING SHARES

This section describes how you can redeem -- that is, sell or exchange -- a Fund's shares.

When Selling Shares:

- Vanguard sends the redemption proceeds to you or a designated third party.*

- You can sell all or part of your Fund shares at any time.

*Proceeds sent to third parties require a signature guarantee; see footnote on page 34.

When Exchanging Shares:

- The redemption proceeds are used to purchase shares of a different Vanguard fund.

-  You must meet the receiving fund's minimum investment requirements.

- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus. For exchanges, the purchase side of the transaction will be based on the receiving fund's next-determined share price, again subject to any special rules discussed in this prospectus.

NOTE: Once a redemption is processed and a confirmation number given, the transaction CANNOT be canceled.

HOW TO REQUEST A REDEMPTION

You can request a redemption from your Fund account in any one of two ways: by telephone (sell, but not exchange), or by mail.

TELEPHONE REQUESTS [PHONE]

Call Vanguard Tele-Account 24 hours a day -- or Client Services during business hours -- to sell shares.

SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.

We reserve the right to refuse a telephone redemption if the caller is unable to provide:

   [CHECKMARK] The ten-digit account number.

   [CHECKMARK] The name and address exactly as registered on the account.

   [CHECKMARK] The primary Social Security or employer identification number as registered on the account.

   [CHECKMARK] The Personal Identification Number, if applicable.

  Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.

A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.

MAIL REQUESTS [ENVELOPE]

Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

A NOTE ON LARGE REDEMPTIONS

It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all fund shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to seven days -- if the amount will disrupt a Fund's operation or performance.

  If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

34

OPTIONS FOR REDEMPTION PROCEEDS

You may receive your redemption proceeds in one of two ways: check, or exchange to another Vanguard fund.

CHECK REDEMPTIONS

Normally, Vanguard will mail your check within two business days of a redemption.

EXCHANGE REDEMPTIONS

As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.

FOR OUR MUTUAL PROTECTION

For your best interests and ours, Vanguard applies these additional requirements to redemptions.

REQUEST IN "GOOD ORDER"

All redemption requests must be received by Vanguard in "good order." This means that your request must include:

   [CHECKMARK] The Fund name and account number.

   [CHECKMARK] The amount of the transaction (in dollars or shares).

   [CHECKMARK] Signatures of all owners exactly as registered on the account (for mail requests).

   [CHECKMARK] Signature guarantees (if required).*

   [CHECKMARK] Any supporting legal documentation that may be required.

   [CHECKMARK] Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most banks, credit unions, and licensed brokers.

TRANSACTIONS ARE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER VANGUARD HAS RECEIVED ALL REQUIRED INFORMATION.

LIMITS ON ACCOUNT ACTIVITY

Because excessive account transactions can disrupt management of a Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:

- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND during any 12-month period.

-  Your round trips through the Fund must be at least 30 days apart.

-  The Fund may refuse a share purchase at any time, for any reason.

- Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

ALL TRADES FINAL

Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been received and a confirmation number assigned.

TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

  In addition, you will receive financial reports about a Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.

  To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address -- instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Institutional Division at 1-888-809-8102.

CONFIRMATION STATEMENT

Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.

PORTFOLIO SUMMARY

Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS

Mailed in February and August for all nine Funds.

TAX STATEMENTS

Generally mailed in January; report previous year's dividend and capital gains distributions, and proceeds from the sale of shares.

MANDATORY CONVERSION TO INVESTOR SHARES

Vanguard Institutional Index Fund reserves the right to convert an investor's Institutional Plus Shares into Institutional Shares of the Fund if the investor's account balance falls below $200 million. The Total Stock Market, Extended Market, Mid-Cap, Small-Cap, Value, Small-Cap Value, Growth, and Small-Cap Growth Index Funds each reserve the right to convert an investor's Institutional Shares into Investor Shares of the same Fund if the investor's account balance falls below $10 million. Any such conversion will be preceded by written notice to the investor. No fund transaction fee will be imposed on share-class conversions.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT

An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

INDEX

An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a fund's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to match -- rather than outperform -- a particular stock or bond market index. Also known as indexing.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[THE VANGUARD GROUP LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION

If you'd like more information about Vanguard Institutional Index Fund or Vanguard U.S. Stock Index Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the most recent fiscal year. (The Institutional Index Fund's reports are separate from those of the U.S. Stock Index Funds.)

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more information about the Funds. (The SAI for the Institutional Index Fund is separate from that for the U.S. Stock Index Funds.)

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

If you are an Individual Investor:
THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

If you are a client of Vanguard's Institutional Division:

THE VANGUARD GROUP
INSTITUTIONAL INVESTOR INFORMATION
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-888-809-8102

WORLD WIDE WEB:
www.vanguard.com

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:

1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-662-2738

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Funds are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Vanguard Institutional Index Fund's Investment Company Act file number: 811-6093

Vanguard U.S. Stock Index Funds' Investment Company Act file number: 811-2652

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

I854N - 04/26/1999

                                     PART B

                       VANGUARD INSTITUTIONAL INDEX FUND

                                 (THE "TRUST")


                      STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 26, 1999



This Statement is not a prospectus but should be read in conjunction with the Trust's Prospectus dated April 26, 1999, as may be amended from time to time. To obtain the Prospectus or an additional Annual Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please call:


                   INSTITUTIONAL INVESTOR SERVICES DEPARTMENT
                                 1-800-523-8066

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Description of the Trust....................................   B-1
Investment Policies.........................................   B-3
Fundamental Investment Limitations..........................   B-7
Purchase of Shares..........................................   B-8
Share Price.................................................   B-9
Redemption of Shares........................................   B-9
Management of the Trust.....................................  B-10
Portfolio Transactions......................................  B-12
Financial Statements........................................  B-12
Yield and Total Return......................................  B-13
Performance Measures........................................  B-14



                            DESCRIPTION OF THE TRUST



ORGANIZATION



The Trust was organized as a Pennsylvania business trust in 1990, and was reorganized as a Delaware business trust in July, 1998. The Trust is registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. It currently offers the following funds and classes of shares:



        Vanguard Institutional Index Fund



        Vanguard Institutional Index Fund Plus Shares



        (individually, the "Fund"; collectively, the "Funds")



The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.



SERVICE PROVIDERS



     CUSTODIAN. First Union National Bank, PA 4943, 530 Walnut Street, Philadelphia, Pennsylvania 19106, serves as the Trust's custodian. The custodian is responsible for maintaining the Fund's assets and keeping all necessary accounts and records.



     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent accountants. The accountants audit the Trust's financial statements and provide other related services.

     TRANSFER AND DIVIDEND-PAYING AGENT. The Fund's transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.



CHARACTERISTICS OF THE TRUST'S SHARES



     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Trust's shares, other than the possible future termination of the Trust or any of its funds. The Trust or any of its funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected fund. Unless terminated by reorganization or liquidation, the Trust and its funds will continue indefinitely.



     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Trust will not be personally liable for payment of the Trust's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Trust obligation only if the Trust itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.



     DIVIDEND RIGHTS. The shareholders of a fund are entitled to receive any dividends or other distributions declared for such fund. No shares have priority or preference over any other shares of the same fund with respect to distributions. Distributions will be made from the assets of a fund, and will be paid ratably to all shareholders of the fund (or class) according to the number of shares of such fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.



     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or series; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Trust's net assets, and to change any fundamental policy of the Trust. Shareholders of the Trust receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.



     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of the applicable fund of the Trust.



     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of the Trust.



     CONVERSION RIGHTS. Shareholders of the Trust may convert their shares into another class of shares of the same series upon the satisfaction of any then applicable eligibility requirements.



     REDEMPTION PROVISIONS. The Trust's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.



     SINKING FUND PROVISIONS.  The Trust has no sinking fund provisions.



     CALLS OR ASSESSMENT. The Trust's shares, when issued, are fully paid and non-assessable.



TAX STATUS OF THE TRUST



Each Fund of the Trust qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.



                              INVESTMENT POLICIES



REPURCHASE AGREEMENTS. The Trust may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Trust acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Trust and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Trust (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Trust's custodial bank until repurchased. In addition, the Board of Trustees will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund.



The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Trust may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Trust not within the control of the Trust and therefore the Trust may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.



LENDING OF SECURITIES. The Fund may lend its securities on a short-term or long-term basis to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms, the structure and the aggregate amount of such loans must be consistent with the Investment Company Act of 1940, and the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest-bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


VANGUARD INTERFUND LENDING PROGRAM. The SEC has issued an exemptive order permitting the Funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the SEC's exemptive order.



ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund may not be able to sell or dispose of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.



FUTURES CONTRACTS



The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of simulating full investment and reducing transactions costs. The Fund does not use futures or options for speculative purposes. The Fund will only use futures and options to simulate full investment in the underlying index while retaining a cash balance for fund management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated to the extent required by law.


Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract that has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums. Futures contracts are customarily purchased and sold on deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities either held for investment purposes or expected to be acquired by them. Speculators are less inclined to own, or intend to purchase, the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect the Fund against declines in the prices of the securities underlying the futures contracts or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that the majority of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an Exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions could also have an adverse impact on the ability to effectively hedge.

The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the adviser will incorrectly predict future stock market trends. However, because the futures strategy of the Fund is engaged in only for hedging purposes, the Fund's officers do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.


In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered qualifying income for purposes of the 90% requirement.


The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the distributions.


FOREIGN INVESTMENTS



The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or a representative sample, of the stocks that comprise the index it tracks. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.



     CURRENCY RISK. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.



     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not market to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by the Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Fund may make or enter into will be subject to the special currency rules described above.



     COUNTRY RISK. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.



Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.



Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by the Fund. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since the Fund seeks long-term capital appreciation and any income should be considered incidental.



                       FUNDAMENTAL INVESTMENT LIMITATIONS



The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means the lesser of: (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's net asset value.



BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments if its outstanding borrowings exceed 5% of net assets.



COMMODITIES. The Fund may not invest in commodities, except that it may invest in stock index futures contracts, stock options and options on stock index futures contracts. No more than 5% of the Fund's assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's assets may be invested in futures contracts or options at any time.

DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.



ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. From time to time, the Fund's Board of Trustees may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation.



INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.



INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.



INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares a Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.



LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, lending its portfolio securities, or through Vanguard's interfund lending program.



MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.



OIL, GAS, MINERALS. The Fund may not invest in interests in oil, gas or other mineral exploration or development programs.



PLEDGING ASSETS. The Fund may not pledge, mortgage or hypothecate more than 15% of its net assets.



REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.



SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.



UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.



WARRANTS. The Fund may not purchase or sell warrants, put options or call options.



The above-mentioned investment limitations are considered at the time investment securities are purchased.



None of these limitations prevents the Trust from participating in The Vanguard Group ("Vanguard"). Because the Trust is a member of the Group, the Funds may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirement. See "Management of the Trust" for more information.


                               PURCHASE OF SHARES


The Trust reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Trust, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Trust's shares.



EXCHANGE OF SECURITIES FOR SHARES OF THE TRUST. In certain circumstances, shares of the Trust may be purchased "in kind," i.e., in exchange for securities, rather than for cash. The securities tendered as part of an in-kind purchase must be included in the Index tracked by the Fund and each position must have a market value of $10,000 or more. Securities accepted by the Trust will be valued as set forth in the Trust's prospectus as of the time of the next determination of net asset value after such acceptance. Shares of the Trust are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered to the Trust by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.



The Trust will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, held by the Trust; (2) the transaction will not cause the Trust's weightings to become imbalanced with respect to the weightings of the stocks included in the Index; (3) the investor represents and agrees that all securities offered to the Trust are not subject to any restrictions upon their sale by the Trust under the Securities Act of 1933, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the Fund's net assets immediately prior to the transaction.



Investors interested in such purchases should contact Vanguard.


                                  SHARE PRICE


The Fund's share price, or "net asset value" per share, is calculated by dividing the net assets of the Fund, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Exchange is open for trading.


Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Any foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


Short-term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.


Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Index Funds.

                              REDEMPTION OF SHARES


The Trust may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Trust to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.



No charge is made by the Fund for redemptions. The proceeds of a redemption may be more or less than the shareholder's cost depending on the market value of the securities held.

                            MANAGEMENT OF THE TRUST



OFFICERS AND TRUSTEES



The Officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for the Trust and choose its Officers. The following is a list of the Trustees and Officers of the Trust and a statement of their present positions and principal occupations during the past five years. As a group, the Trust's Trustees and Officers own less than 1% of the outstanding shares of each Fund of the Trust. Each Trustee also serves as a Director of the Vanguard Group, Inc., and as a Trustee of each of the 36 investment companies administered by Vanguard (35 in the case of Mr. Malkiel and 28 in the case of Mr. MacLaury). The mailing address of the Trustees and Officers of the Trust is Post Office Box 876, Valley Forge, PA 19482.



JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee*


Senior Chairman and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group; Director of The Mead Corp. (Paper Products), General Accident Insurance, and Chris-Craft Industries, Inc. (Broadcasting & Plastics Manufacturer).



JOHN J. BRENNAN, (DOB: 7/29/1954), Chairman Chief Executive Officer & Trustee*


Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.



JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee


Vice President, Chief Information Officer, and member of the Executive Committee of Johnson and Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., Women First HealthCare, Inc. (Research and Education Institution), Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.



BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee


President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.



BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee


Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Southern New England Telecommunications Co.



ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee


Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/Coal/Appliances), Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Products Company).



JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee


President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries (Machinery/Coal/Appliances), and Newfield Exploration Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.



JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee


Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.



J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee


Chairman and Chief Executive Officer of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Products); and Trustee of Vanderbilt University.



RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*


Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.



THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*


Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*


Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

---------------


*Officers of the Trust are "interested persons" as defined in the Investment
 Company Act of 1940.



TRUSTEE COMPENSATION



The individuals in the following table serve as Trustees of all Vanguard Trusts, and each Trust pays a proportionate share of Trustees' compensation. The Trusts employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Trusts.



INDEPENDENT TRUSTEES. The Trusts compensate their independent Trustees -- that is, the ones who are not also officers of the Trust -- in three ways:



- The independent Trustees receive an annual fee for their service to the Trusts, which is subject to reduction based on absences from scheduled Board meetings.



- The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.



- Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.



"INTERESTED" TRUSTEES. The Trusts' Interested Trustees -- Messrs. Bogle and Brennan -- receive no compensation for their service in that capacity. However, they are paid their role as officers of The Vanguard Group, Inc.



COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. For the Trust, we list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard Trusts upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard Trusts. All information shown is for the fiscal year ended December 31, 1998.



                               COMPENSATION TABLE



                                                                ESTIMATED          TOTAL COMPENSATION
                                                             ANNUAL BENEFITS    FROM ALL VANGUARD TRUSTS
                     NAMES OF TRUSTEES                       UPON RETIREMENT      PAID TO TRUSTEES(1)
                     -----------------                       ---------------    ------------------------
John C. Bogle                                                       None                   None
John J. Brennan                                                     None                   None
Barbara Barnes Hauptfuhrer(2)                                    $     -                $     -
JoAnn Heffernan Heisen                                           $     -                $     -
Robert E. Cawthorn(2)                                            $     -                $     -
Bruce K. MacLaury                                                $     -                $     -
Burton G. Malkiel                                                $     -                $     -
Alfred M. Rankin, Jr.                                            $     -                $     -
John C. Sawhill                                                  $     -                $     -
James O. Welch, Jr.                                              $     -                $     -
J. Lawrence Wilson                                               $     -                $     -


---------------


(1) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Trustee of 36 Vanguard trusts (35 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).


(2) Mr. Cawthorn and Mrs. Hauptfuhrer have retired from the Trust's Board, effective May 31, 1998 and December 31, 1998, respectively.


THE VANGUARD GROUP


The Trust currently employs The Vanguard Group, Inc. ("Vanguard") to provide management, administrative and investment advisory services. Vanguard also provides virtually all of the corporate management, administrative, and distribution services for The Vanguard Group of Investment Companies, a family of more than 35 investment companies with more than 100 distinct investment portfolios. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Trusts.



Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Trust and also furnishes the Trust with the necessary office space, furnishings and equipment.



Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.



The Trust receives all investment advisory services from Vanguard's Core Management Group. The Core Management Group manages the investment and reinvestment of the Trust's assets and continuously reviews, supervises, and administers the Trust's investment program with respect to those assets. The Core Management Group discharges its responsibilities subject to the control of the Officers and Trustees of the Trust.



The Core Management Group also provides investment advisory services to several Vanguard Trusts. Total assets under management by the Core Management Group were approximately $-- billion as of December 31, 1998. The Trust is not actively managed, but is instead administered by the Core Management Group, using computerized, quantitative techniques.



Under the terms of the Service and Advisory Agreement, Vanguard pays all of the Trust's expenses, except for taxes and brokerage commissions. For the years ended December 31, 1996, 1997, and 1998, the Trust paid approximately $5,580,669, $8,914,932 and $--, respectively, to Vanguard for services rendered under the Service and Advisory Agreement in effect for the Trust's 1996, 1997 and 1998 fiscal year end.


                             PORTFOLIO TRANSACTIONS


In placing portfolio transactions, Vanguard's Core Management Group uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration will be given to those brokers which supply statistical information and provide other services in addition to execution services to the Fund.



Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among broker dealers.



For the fiscal years ended December 31, 1996, 1997, and 1998, the Trust paid $862,036, $820,969, and $--, respectively, in brokerage commissions.



                              FINANCIAL STATEMENTS



The Trust's financial statements as of and for the year ended December 31, 1998, appearing in the Vanguard Institutional Index Fund 1998 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Trust's Annual Report to Shareholders, which may be obtained without charge.

                             YIELD AND TOTAL RETURN


The average annual total return of the Institutional Shares of the Fund* for one- and five-year periods ended December 31, 1998, and since inception on July 31, 1990 was + -- , + -- and -- , respectively. Total return is computed by finding the average compounded rates of return over the one-, five- and ten-year periods (or life of the Fund, as applicable) set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment. The annualized yield for the Institutional Shares of the Fund for the thirty days ended December 31, 1998 was + -- .

---------------

* The Fund reserves the right to deduct a portfolio transaction fee, ranging from 0.08% to 0.20%, from purchases of shares of the Fund if such purchase or cumulative purchases are of a size that is reasonably deemed to be disruptive to efficient portfolio management; total return figures are not adjusted to reflect this transaction fee.


AVERAGE ANNUAL TOTAL RETURN



Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):



                              T = (ERV/P)(1/n) - 1




   Where:       T    = average annual total return
                P    = a hypothetical initial investment of $1,000
                n    = number of years
                ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.



CUMULATIVE TOTAL RETURN



Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specific period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):



                                C = (ERV/P) - 1




   Where:       C    = cumulative total return
                P    = a hypothetical initial investment of $1,000
                ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

SEC YIELDS



Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:



                       YIELD = 2[((a - b)/cd +1)(6) - 1]



   Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


                              PERFORMANCE MEASURES


Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member trusts of The Vanguard Group of Investment Companies.



Each of the investment company members of The Vanguard Group, including Vanguard Institutional Index Fund may from time to time use one or more of the following unmanaged indexes for comparative performance purposes.



STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.


STANDARD & POOR'S/BARRA VALUE INDEX -- contains common stocks of the S&P Index which have lower than average price-to-book ratios.

STANDARD & POOR'S/MIDCAP 400 INDEX -- is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

RUSSELL 2000 STOCK INDEX -- is composed of approximately 2,000 small capitalization stocks.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index, 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard and Poor's Telephone Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

                                     PART C
                       VANGUARD INSTITUTIONAL INDEX FUND
                               OTHER INFORMATION


ITEM 23. EXHIBITS


(a) Declaration of Trust*


(b) By-Laws*




(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust


(d) Not Applicable


(e) Not Applicable


(f) Reference is made to the section entitled "Management of the Trust" in the Registrant's Statement of Additional Information


(g) Custodian Agreement*


(h) Amended and Restated Funds' Service Agreement*


(i) Legal Opinion*


(j) Consent of Independent Accountants**


(k) Not Applicable


(l) Not Applicable


(m) Not Applicable


(n) Financial Data Schedules+


(o) Rule 18f-3 Plan*

---------------

 * Filed Previously


** To Be Filed By Amendment


 + Filed Herewith



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT



Registrant is not controlled by or under common control with any person.



ITEM 25. INDEMNIFICATION



The Registrant's organizational documents contain provisions indemnifying Trustees and Officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and Officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or Officer. However, this provision does not cover any liability to which a Trustee or Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and Officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or Officer's office with the Registrant.



ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER



Investment advisory services are provided to the Registrant by The Vanguard Group, Inc. a jointly-owned subsidiary of the Trusts in the Vanguard Group of Investment Companies. See the information concerning The Vanguard Group, Inc. set forth in Parts A and B. For information as to any other business, vocation or employment of a substantial nature in which each trustee or officer of the Registrant's investment advisor is or has been engaged for his own account or in the capacity of officer, employee, partner or trustee, reference is made to Form ADV (File #801-11953) filed by it under the Investment Advisers Act of 1940.

ITEM 27. PRINCIPAL UNDERWRITERS


(a) Not Applicable


(b) Not Applicable


(c) Not Applicable



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS



The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., Valley Forge, PA 19482; and the Registrant's Custodian, First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, PA 19106.



ITEM 29. MANAGEMENT SERVICES



Other than as set forth under the description of The Vanguard Group in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.



ITEM 30. UNDERTAKINGS



Not Applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 25th day of February, 1999.


VANGUARD INSTITUTIONAL INDEX FUND


BY: (Heidi Stam)*

    John J. Brennan, Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


BY: (Heidi Stam)*

    John C. Bogle, Senior Chairman, Trustee

    February 25, 1999



BY: (Heidi Stam)*

    John J. Brennan, Chairman, Trustee and Chief Executive Officer

    February 25, 1999



BY: (Heidi Stam)*


    JoAnn Heffernan Heisen, Trustee


    February 25, 1999



BY: (Heidi Stam)*


    Bruce K. MacLaury, Trustee


    February 25, 1999



BY: (Heidi Stam)*

    Burton G. Malkiel, Trustee

    February 25, 1999



BY: (Heidi Stam)*

    Alfred M. Rankin, Jr., Trustee

    February 25, 1999



BY: (Heidi Stam)*

    John C. Sawhill, Trustee

    February 25, 1999



BY: (Heidi Stam)*

    James O. Welch, Jr., Trustee

    February 25, 1999



BY: (Heidi Stam)*

    J. Lawrence Wilson, Trustee

    February 25, 1999



BY: (Heidi Stam)*


    Thomas J. Higgins, Treasurer and Principal

    Financial Officer and Accounting Officer

    February 25, 1999



* By Power-of-Attorney. See File Number 33-4424, filed on January 25, 1999, incorporated by reference.

                               INDEX TO EXHIBITS


Financial Data Schedules....................................  EX-99.BN